UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

Form 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2026
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WisdomTree, Inc.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	001-10932	13-3487784
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)

250 West 34th Street

3rd Floor

New York, NY 10119

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Equity Purchase Agreement

On March 13, 2026, WisdomTree, Inc. (the “Company” or the “Buyer’s Guarantor”) and WisdomTree International Holdings Ltd (the “Buyer”), a wholly-owned subsidiary of the Company, entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with Atlantic House Holdings Limited, a private limited company incorporated in England and Wales (“Atlantic House”), the shareholders of Atlantic House (together, the “Sellers”), the EBT Trustee and the Individual Guarantor (each as defined in the Purchase Agreement), pursuant to which the Buyer agreed to acquire from the Sellers all of the issued and outstanding share capital of Atlantic House (the “Acquisition”), subject to the terms and conditions set forth therein.

Pursuant to the Purchase Agreement, the Buyer has agreed to acquire Atlantic House for £150.0 million (approximately $200.0 million) in cash payable at the closing of the Acquisition (the “Closing”), plus additional consideration in respect of certain working capital loans (part of which is payable at Closing and part of which is deferred), and in each case subject to customary post-closing adjustments, including adjustments to cash, indebtedness and working capital.

The Buyer, the Buyer’s Guarantor, the Sellers and the Individual Guarantor each have made customary warranties in the Purchase Agreement with respect to their respective abilities to enter into and consummate the Acquisition. In addition, concurrently with the execution of the Purchase Agreement, certain of the Sellers entered into a Management Warranty Deed with the Buyer, pursuant to which such Sellers provided warranties relating to the business of Atlantic House, including with respect to tax matters. The Buyer and the Sellers have agreed under the Purchase Agreement to make certain undertakings in seeking regulatory approvals and to maintain the confidentiality of certain information not otherwise required to be disclosed under applicable law. The Sellers and Atlantic House also have agreed to carry on the business of Atlantic House in the ordinary course consistent with past practice and not to take certain actions during the period between entry into the Purchase Agreement and the Closing. The Sellers have agreed to certain non-competition and non-solicitation covenants. The Buyer also has agreed to matters relating to the employment of continuing employees of Atlantic House Group Limited (“AHGL”), a wholly-owned subsidiary of Atlantic House. The Sellers will be subject to customary warranties for transactions of this type, including with respect to breaches of warranties and other specified matters; provided that the Buyer has obtained a warranty and indemnity insurance policy related to certain risks associated with the Acquisition. The warranties given by the Sellers are subject to caps and time limits with respect to breaches of certain warranties. The Buyer will be subject to limited warranties customary for a transaction of this type. The Buyer’s Guarantor has agreed to guarantee the timely payment and performance of each of the obligations of the Buyer under the Purchase Agreement.

The Acquisition is expected to close in the second quarter of 2026, subject to the satisfaction or waiver of customary closing conditions, including obtaining regulatory approvals and financing. In addition, the Acquisition includes a requirement for the CEO of Atlantic House to enter into an employment agreement with AHGL. In addition, the Buyer has the right to terminate the Purchase Agreement if a material adverse change (a “MAC Event,” as defined in the Purchase Agreement) occurs prior to Closing.

The Purchase Agreement will terminate if the Closing has not occurred on or prior to June 13, 2026, subject to the parties agreeing to extend such date. If the Buyer has not satisfied the financing condition in full within 20 business days of the later of all other conditions being satisfied or waived in accordance with the Purchase Agreement and May 4, 2026, then the Sellers may terminate the Purchase Agreement and the Buyer will be required to pay certain of the Sellers £5.0 million (approximately $6.7 million).

A copy of the Purchase Agreement and Management Warranty Deed are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Purchase Agreement and Management Warranty Deed does not purport to be complete and is qualified in its entirety by reference to such exhibits. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Buyer, Atlantic House, the Sellers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On March 16, 2026, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the press release containing this information is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s ability to achieve its financial and business plans, goals and objectives and drive stockholder value, including with respect to its ability to successfully implement its strategic goals relating to the acquisition of Atlantic House and other risk factors discussed from time to time in the Company’s filings with the SEC, including those factors discussed under the caption “Risk Factors” in its most recent annual report on Form 10-K, filed with the SEC on February 25, 2026, and in subsequent reports filed with or furnished to the SEC. These forward-looking statements are based on the Company’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Forward-looking statements included in this release speak only as of the date of this release. The Company does not undertake any obligation to update its forward-looking statements to reflect events or circumstances after the date of this release except as may be required by the federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

2.1* +	Sale and Purchase Agreement by and among the Company, WisdomTree International Holdings Ltd, Atlantic House Holdings Limited, the shareholders of Atlantic House, the EBT Trustee and the Individual Guarantor (each as defined therein), dated March 13, 2026
2.2* +	Management Warranty Deed relating to Atlantic House Holdings Limited between the Warrantors (as defined therein) and WisdomTree International Holdings Ltd, dated March 13, 2026
99.1	Press Release, dated March 16, 2026, relating to the execution of the Atlantic House Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and exhibits contained in this document have been omitted from this Current Report on Form 8-K and will be furnished to the SEC supplementally upon request.

+	Certain confidential information contained in this document has been redacted in accordance with Item 601(b)(2)(ii) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WisdomTree, Inc.

Date: March 16, 2026	By:	/s/ Bryan Edmiston
Bryan Edmiston
Chief Financial Officer